[landscape oriented on proxy card]




                              FOR YOUR CONVENIENCE
      YOU MAY FAX YOUR VOTE, TOLL-FREE, DIRECTLY TO OUR PROXY TABULATOR AT
                                 1-888-451-8683
              PLEASE BE SURE TO SIGN YOUR CARD AND FAX BOTH SIDES.
                                                       ----------

 [triangle] Please fold and detach card at perforation before mailing [triangle]



PIONEER GROWTH TRUST             PROXY FOR THE ADJOURNED MEETING OF SHAREHOLDERS
60 STATE STREET, BOSTON,         TO BE HELD THURSDAY, JUNE 18, 1998
MASSACHUSETTS 02109

     The undersigned, having received notice of the meeting and management's proxy statement therefor, and revoking all prior proxies, hereby appoint(s) John
F. Cogan, Jr., David D. Tripple, Robert P. Nault and Joseph P. Barri, and each of them, attorneys or attorney of the undersigned (with full power of substitution in them and each of them) for and in the name(s) of the undersigned to attend the Adjourned Meeting of Shareholders of Pioneer Growth Trust, a Massachusetts business trust (the "Trust") consisting of three series: Pioneer Capital Growth Fund ("Capital Growth Fund"), Pioneer Equity-Income Fund ("Equity-Income Fund") and Pioneer Gold Shares (each, a "Fund" and collectively, the "Funds") to be held on Thursday, June 18, 1998 at 2:30 p.m. (Boston time) at the offices of Hale and Dorr LLP, counsel to the Trust, 60 State Street, 26th Floor, Boston, Massachusetts 02109 (the "Meeting"), and any adjourned session or sessions thereof, and there to vote and act upon the following matter (as more fully described in the Proxy Statement dated March 12, 1998) in respect of all shares of the Trust which the undersigned will be entitled to vote or act upon, with all the powers the undersigned would possess if personally present:

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE TRUST. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE PROPOSAL(S).


                                                      Dated: ____________,  199_

     In signing, please write name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

                                        ----------------------------
                                        Signature of Shareholder(s)


                                        ----------------------------
                                        Signature of Joint
                                        Shareholder(s) (if any)

                       PLEASE VOTE THIS PROXY CARD TODAY!
                                                   -----
                         YOUR PROMPT RESPONSE WILL SAVE
                      THE EXPENSE OF ADDITIONAL MAILINGS.

     NOTE: YOUR PROXY IS NOT VALID UNLESS IT IS SIGNED ON THE REVERSE SIDE.
    -----------------------------------------------------------------------

              Please vote by filling in the appropriate box below.

 [triangle] Please fold and detach card at perforation before mailing [triangle]



     (3) To approve an Agreement and Plan of Reorganization pursuant to which the Funds, currently organized as three series of a single Massachusetts business trust, will be reorganized as three distinct Delaware business trusts:
                  _ FOR             _ AGAINST                 _ ABSTAIN



IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Pioneer Capital Growth Fund
60 State Street
Boston, MA 02109

May 1998

Dear Fellow Shareowner,

On April 21, 1998, and April 30, 1998, your Fund held shareowner meetings to vote on several important proposals. Enough shareowners voted to obtain the required response for four of the proposals, all of which shareowners approved. (The proposals approved at the April 21 and April 30 meetings are listed on the back of this letter.)

Unfortunately, not enough shareowners responded to obtain the required vote for the other proposal, Proposal 3. The meeting date for Proposal 3 has been adjourned, or postponed, until June 18, 1998. You have a final opportunity to voice your opinion on Proposal 3, and we hope you take time now to vote on the proposal.

Please take a moment to read Proposal 3 and cast your vote.

     PROPOSAL 3:
     ALLOW THE FUND TO BE REORGANIZED AS A SEPARATE DELAWARE BUSINESS TRUST. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is your Fund. As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareholder and trustee liability and various potential operating efficiencies all described in the Proxy Statement.

The Fund's Board of Trustees, whose primary role is to protect shareowners' interests, believe the proposed reorganization is fair and reasonable and recommend that you vote FOR the proposal. They considered many factors:

     THE PROPOSED REORGANIZATION MAY HELP SAVE THE FUND AND SHAREOWNERS MONEY. As a single Delaware business trust, the Fund would be able to operate within the better-defined regulations provided in Delaware. The Fund would also have the ability to adapt to new laws without going to the expense of a special shareowner meeting, which will help save the Fund, and shareowners, money.

     A DECREASE IN SHAREOWNER AND TRUSTEE LIABILITY. Delaware law is more definitive and specifically protects shareowners and trustees of a Delaware business trust from liability for the Fund's debts or obligations.

Please cast your vote on Proposal 3 now by completing and signing the enclosed proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided. OR, FOR YOUR CONVENIENCE, FAX YOUR PROXY CARD USING PIONEER'S TOLL-FREE FAX LINE AT 1-888-451-8683. PLEASE BE SURE TO SIGN YOUR PROXY CARD AND FAX BOTH THE FRONT AND BACK OF THE CARD. You can call Pioneer at 1-800-225-6292 if you have any questions about the proposal or the process for voting your shares. Thank you for your prompt response.

Sincerely,

John F. Cogan, Jr.,
Chairman and President


(callout in margin) VOTING YOUR SHARES BY MAIL OR FAX IS QUICK AND EASY. EVERYTHING YOU NEED IS ENCLOSED.

(callout in margin) THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

(callout in margin) PLEASE VOTE ON PROPOSAL 3! YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER HOW MANY SHARES YOU OWN.

Shareowners approved these proposals on April 21, 1998.

Proposal 2:
Elect nine Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees currently serve as Trustees.

Proposal 5:
Ratify the selection of Arthur Andersen LLP as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

Shareowners approved these proposals on April 30, 1998.

Proposal 1(a):
Approve a new management contract with Pioneering Management Corporation (PMC), including a performance-based management fee. Depending upon the Fund's investment performance, relative to a selected securities index, the fee paid by the Fund may be lower or higher than the proposed basic fee. The proposed basic fee is higher than the management fee currently paid by the Fund to PMC.

Proposals 4(a), 4(b) and 4(c):
Modernize certain investment restrictions to conform to current standards in the mutual fund industry. The Trustees believe the proposed changes are appropriate and necessary to provide future flexibility in the Fund's investment operations.

Cast your vote on PROPOSAL 3 by completing and signing the proxy card. Please mail your completed and signed proxy as quickly as possible, using the postage-paid envelope provided.


0598-5224
capgroadj.doc

      Pioneer Capital Growth Fund Proxy Solicitation Questions and Answers

                              FOR INTERNAL USE ONLY

Q:       What happened at the April 30, 1998 shareowners meeting?
A: The shareowners of Pioneer Capital Growth Fund had two proposals to vote on at the April 30 meeting. The required level of response was obtained with respect to Proposal 1(a) which involved the approval a new management contract with Pioneering Management Corporation (PMC).

Unfortunately, the required level of response has not been obtained regarding the remaining proposal -- Proposal 3 -- the reorganization of the Fund's charter from a Massachusetts business trust to a Delaware business trust. As a result, the meeting was adjourned until June 18, 1998. [See below for Proposal 3 Information.]

Earlier, on April 21, the required response was obtained for three of the five original proposals, which shareowners approved. These proposals were: Proposals 2, 4 and 5.

Proposal 2: Elect nine Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All nominees were elected.

Proposals 4(a), 4(b) and 4(c): Modernize certain investment restrictions to conform to current standards in the mutual fund industry. The Trustees believed that the changes were appropriate and necessary to provide future flexibility in the Fund's investment operations.

Proposal 5: Arthur Andersen LLP was ratified as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

Proposal Adjourned to June 18, 1998
Proposal 3: Allow the Fund to be reorganized as a separate Delaware business trust. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is Pioneer Capital Growth Fund. (The others are Pioneer Equity-Income Fund and Pioneer Gold Shares.) As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and Trustee liability and various potential operating efficiencies described in the Proxy Statement.

Q:       What does it mean to adjourn a shareowners meeting?
A: Since not enough votes were cast to achieve the required vote to decide this proposal, management decided to "adjourn" or delay the scheduled date of the shareholder meeting to June 18, 1998. The delay will enable the Fund to contact shareowners who have not yet voted on the proposal in order to reach the required level of response.

Q:       What do I (the shareowner) need to do now?
A: If you have not already completed and returned the proxy card included in an earlier package, please send it to us now in the postage paid envelope that was provided. If you do not have your proxy card, I can fax a new card to you or send you one by Federal Express. As stated in the original proxy, the Fund's Trustees, whose primary function is to protect your interests as a shareowner, recommend that you vote FOR the proposal.

PROPOSAL 3
Q:       Why reorganize the Fund as a Delaware business trust?
A: This proposal would allow the Fund to operate within the better-defined regulations provided in Delaware, and also would allow the Fund more flexibility to adapt to changes in the investment industry. The reorganization will have no tax impact on shareowners.

Reorganizing as a Delaware business trust may help save the Fund, and shareowners, money because it will allow the Fund to adapt to new laws subject to Trustee approval without going to the expense of a special shareowner meeting. And, as a Delaware business trust, it is clear that Fund shareowners have no responsibilities for the Fund's liabilities, a point that is less certain as a Massachusetts business trust.

Q:        Why reorganize the Fund as a separate business trust?
A: Since it was introduced in 1990, Pioneer Capital Growth Fund and two other funds have been registered as a single Massachusetts business trust, Pioneer Growth Trust. (The two other funds are Pioneer Equity-Income Fund and Pioneer Gold Shares.) Registering as a separate Delaware business trust offers the Fund potential for a variety of operating efficiencies and a decreased possibility of shareowner and Trustee liability.

GENERAL QUESTIONS
Q:       Who makes the final decisions about these proposals?
A: You do. The Trustees you have elected - whose primary role, as mentioned, is protecting your interests as a shareowner have unanimously approved the proposals and encourage you to vote FOR each. However, you must make the final decision, either by attending the meeting in person or by giving your proxy vote.

Q:       When and where will the meeting take place?
A: The meeting is scheduled for 2:30 p.m. on June 18, 1998, at the offices of Hale & Dorr, 60 State Street, 26th Floor in Boston.

Q:       What if I have questions about my investment?
A: The investment professional through whom you purchased Pioneer Capital Growth Fund can provide you with additional information as needed.

       Pioneer Equity-Income Fund Proxy Solicitation Questions and Answers
                              FOR INTERNAL USE ONLY

Q:       What happened at the April 30, 1998 shareowner meeting?
A: The shareowners of Pioneer Equity-Income Fund had one proposal to vote on at the April 30 meeting. Unfortunately, shareowner response was low and not enough shares were voted to obtain the required vote for the remaining proposal --Proposal 3 -- the reorganization of the Fund's charter from a Massachusetts business trust to a Delaware business trust. As a result, the meeting for this proposal was adjourned until June 18, 1998.

Earlier, on April 21, the required response was obtained for four of the five original proposals, which shareowners approved. These proposals were: Proposals 1, 2, 4 and 5.
Proposals Approved April 21, 1998
         Proposal 1(b): A new management contract with Pioneering Management Corporation (PMC).

         Proposal 2: Election of nine Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All of the nominees were elected.

         Proposals 4(a) through 4(c): Modernization of certain investment restrictions to conform to current standards in the mutual fund industry. The Trustees believed that the changes were appropriate and necessary to provide future flexibility in the Fund's investment operations.

         Proposal 5: Arthur Andersen LLP was ratified as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

Proposal Adjourned to June 18, 1998
         Proposal 3: Allows the Fund to be reorganized as a separate Delaware business trust. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is Pioneer Equity-Income Fund. (The others are Pioneer Capital Growth Fund and Pioneer Gold Shares.) As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and Trustee liability and various potential operating efficiencies described in the Proxy Statement.

Q:       What does it mean to adjourn a shareowner meeting?
A: Since not enough votes were cast to achieve the required vote to decide this proposal, management decided to "adjourn" or delay the scheduled date of the shareholder meeting to June 18, 1998. The delay will enable the Fund to contact shareowners who have not yet voted on the proposal in order to reach the required level of response.

Q:       What do I (the shareowner) need to do now?
A: If you have not already completed and returned the proxy card included in an earlier package, please send it to us now in the postage paid envelope that was provided. If you do not have your proxy card, I can fax a new card to you or send you one by Federal Express. As stated in the original proxy, the Fund's Trustees, whose primary function is to protect your interests as a shareowner, recommend that you vote FOR the proposal.

Q:       Why reorganize the Fund as a Delaware business trust?
A: This proposal would allow the Fund to operate within the better-defined regulations provided in Delaware, and also would allow the Fund more flexibility to adapt to changes in the investment industry. The reorganization will have no tax impact on shareowners.

Reorganizing as a Delaware business trust may help save the Fund, and shareowners, money because it will allow the Fund to adapt to new laws subject to Trustee approval without going to the expense of a special shareowner meeting. And, as a Delaware business trust, it is clear that Fund shareowners have no responsibilities for the Fund's liabilities, a point that is less certain as a Massachusetts business trust.

Q:        Why reorganize the Fund as a separate business trust?
A: Since it was introduced in 1990, Pioneer Equity-Income Fund and two other funds have been registered as a single Massachusetts business trust, Pioneer Growth Trust. (The two other funds are Pioneer Capital Growth Fund and Pioneer Gold Shares.) Registering as a separate Delaware business trust offers the potential for a variety of operating efficiencies and a decreased possibility of shareowner and Trustee liability.

GENERAL QUESTIONS
Q:       Who makes the final decisions about these proposal?
A: You do. The Trustees you have elected - whose primary role, as mentioned, is protecting your interests as a shareowner have unanimously approved the proposal and encourage you to vote FOR each. However, you must make the final decision, either by attending the meeting in person or by giving your proxy vote.

Q:       When and where will the meeting take place?
A: The meeting is scheduled for 2:30 p.m. on June 18, 1998, at the offices of Hale & Dorr, 60 State Street, 26th Floor in Boston.

Q:       What if I have questions about my investment?
A: The investment professional through whom you purchased Pioneer Equity-Income Fund can provide you with additional information.

          Pioneer Gold Shares Proxy Solicitation Questions and Answers
                              FOR INTERNAL USE ONLY

Q:       What happened at the April 30, 1998 shareowner meeting?
A: The shareowners of Pioneer Gold Shares had two proposals to vote on at the April 30 meeting. The required response was obtained with respect to Proposal 4, which involved the modernization of certain investment restrictions.

Unfortunately, the required level of response has not been obtained regarding the remaining proposal -- Proposal 3 -- the reorganization of the Fund's charter from a Massachusetts business trust to a Delaware business trust. As a result, the meeting was adjourned until June 18, 1998. [See below for Proposal 3 Information.]

Earlier, on April 21, the required response was obtained for two of the four original proposals, which shareowners approved. These proposals were: Proposals 2 and 5.

Proposal 2: Elect nine Trustees to the Board. The Trustees supervise the Fund's activities and review contractual arrangements with companies that provide services to the Fund. All nominees were elected.

Proposal 5: Arthur Andersen LLP was ratified as the Fund's independent public accountants for the fiscal year ending October 31, 1998.

Proposal Adjourned April 30, 1998
         Proposal 3: Allows the Fund to be reorganized as a separate Delaware business trust. Currently, Pioneer Growth Trust is registered as a single Massachusetts business trust with three funds, one of which is Pioneer Gold Shares. (The others are Pioneer Capital Growth Fund and Pioneer Equity-Income Fund.) As a separate Delaware business trust, the Fund and its shareowners could benefit from a decreased possibility of shareowner and Trustee liability and various potential operating efficiencies described in the Proxy Statement.

Q:       What does it mean to adjourn a shareowner meeting?
A: Since not enough votes were cast to achieve the required vote to decide this proposal, management decided to "adjourn" or delay the scheduled date of the shareholder meeting to June 18, 1998. The delay will enable the Fund to contact shareowners who have not yet voted on the proposal in order to reach the required level of response.

Q:       What do I (the shareowner) need to do now?
A: If you have not already completed and returned the proxy card included in an earlier package, please send it to us now in the postage paid envelope that was provided. If you do not have your proxy card, I can fax a new card to you or send you one by Federal Express. As stated in the original proxy, the Fund's Trustees, whose primary function is to protect your interests as a shareowner, recommend that you vote FOR the proposal.

Q:       Why reorganize the Fund as a Delaware business trust?
A: This proposal would allow the Fund to operate within the better-defined regulations provided in Delaware, and also would allow the Fund more flexibility to adapt to changes in the investment industry. The reorganization will have no tax impact on shareowners.

Reorganizing as a Delaware business trust may help save the Fund, and shareowners, money because it will allow the Fund to adapt to new laws subject to Trustee approval without going to the expense of a special shareowner meeting. And, as a Delaware business trust, it is clear that Fund shareowners have no responsibilities for the Fund's liabilities, a point that is less certain as a Massachusetts business trust.

Q:        Why reorganize the Fund as a separate business trust?
A: Since it was introduced in 1990, Pioneer Gold Shares and two other funds have been registered as a single Massachusetts business trust, Pioneer Growth Trust. (The two other funds are Pioneer Capital Growth Fund and Pioneer Equity-Income Fund.) Registering as a separate Delaware business trust offers the Fund potential for a variety of operating efficiencies and a decreased possibility of shareowner and Trustee liability.

GENERAL QUESTIONS
Q:       Who makes the final decisions about this proposal?
A: You do. The Trustees you have elected - whose primary role, as mentioned, is protecting your interests as a shareowner have unanimously approved the proposal and encourage you to vote FOR it. However, you must make the final decision, either by attending the meeting in person or by giving your proxy vote.

Q:       When and where will the meeting take place?
A: The meeting is scheduled for 2:30 p.m. on June 18, 1998, at the offices of Hale & Dorr, 60 State Street, 26th Floor in Boston.


Q:       What if I have questions about my investment?
A: The investment professional through whom you purchased Pioneer Gold Shares can provide you with additional information.